SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  March 22, 2001
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(Date of earliest event reported)


                First Union Commercial Mortgage Securities, Inc.
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           (Exact name of registrant as specified in its charter)

      North Carolina                333-53266                 56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



   201 South College Street, Charlotte, North Carolina           28288-0166
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       (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (704) 374-6161

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ITEM 5.  OTHER EVENTS.

            Attached are certain structural and collateral term sheets (the "Term Sheets") furnished to the Registrant on behalf of the underwriters by Banc of America Securities LLC, in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2001-C1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-53266) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

            The Term Sheets were prepared by Banc of America Securities LLC; neither the Registrant nor the other underwriters, Salomon Smith Barney, Inc. or First Union Securities, Inc., prepared or participated in the preparation or distribution of the Collateral Term Sheets and Structural Term Sheets.

            Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit  99  Term Sheets.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   FIRST UNION COMMERCIAL MORTGAGE
                                      SECURITIES, INC.


                                   By: /s/    Timothy F. Danello
                                       ---------------------------------------
                                       Name: Timothy F. Danello
                                       Title: Senior Vice President

Date:  March 26, 2001

                                  Exhibit Index
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Item  601(a)  of
Regulation  S-K
Exhibit No.             Description                             Page
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99                      Term Sheets